POWER OF ATTORNEY

Luis Roig, a Manager of X-Square Balanced Fund (the “Company”), appoints Ignacio Canto and Joshua B. Deringer, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Luis Roig grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Luis Roig executes this Power of Attorney as of this 25 day of April, 2022.

s/ Luis Roig
Luis Roig

POWER OF ATTORNEY

Ramón Ponte, a Manager of X-Square Balanced Fund (the “Company”), appoints Ignacio Canto and Joshua B. Deringer, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Ramón Ponte grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Ramón Ponte executes this Power of Attorney as of this 23 day of April, 2022.

s/ Ramón Ponte
Ramón Ponte

POWER OF ATTORNEY

Denisse Rodriguez, a Manager of X-Square Balanced Fund (the “Company”), appoints Ignacio Canto and Joshua B. Deringer, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Denisse Rodriguez grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Denisse Rodriguez executes this Power of Attorney as of this 23 day of April, 2022.

s/ Denisse Rodriguez
Denisse Rodriguez

POWER OF ATTORNEY

Ignacio Canto, a Manager of X-Square Balanced Fund (the “Company”), appoints Joshua B. Deringer as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Ignacio Canto grants to the said attorney full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as if personally present, thereby ratifying all that such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Ignacio Canto executes this Power of Attorney as of this 22 day of April, 2022.

s/ Ignacio Canto
Ignacio Canto